EXHIBIT 10.2

EXECUTION COPY

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (i) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THIS NOTE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE BORROWER REPRESENTATIVE, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (ii) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS NOTE, PROVIDED SUCH PLEDGE IS MADE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

UNSECURED NOTE

Issuance Date: February 25, 2019	Principal: U.S. $13,154,930.60

FOR VALUE RECEIVED, Midwest Energy Emissions Corp., a Delaware corporation (the “Borrower”) hereby promises to pay to the order of AC Midwest Energy LLC, a Delaware limited liability company or its registered assigns (the “Lender”) the amount set out above as the Principal pursuant to the terms of that certain Financing Agreement dated as of February 25, 2019, by and among the Borrower, MES, Inc., a North Dakota corporation (“MES”) and the Lender (together with all exhibits and schedules thereto and as may be amended, restated, modified and supplemented from time to time the “Financing Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement.

The Credit Parties hereby, jointly and severally, promise to pay accrued and unpaid interest and premium, if any, on the Principal on the dates, rates and in the manner provided for in the Financing Agreement. This Unsecured Note is referred to herein and in the Financing Agreement as the “Unsecured Note” and all Unsecured Notes issued in exchange, transfer, or replacement hereof in accordance with the terms of the Financing Agreement are referred to herein and in the Financing Agreement collectively as the “Unsecured Notes”.

This Unsecured Note is subject to permitted redemption and mandatory prepayment on the terms specified in the Financing Agreement. At any time an Event of Default exists, the Principal of this Unsecured Note, together with all accrued and unpaid interest and any applicable premium due, if any, may be declared or otherwise become due and payable in the manner, at the price and with the effect, all as provided in the Financing Agreement.

Repayment of this Unsecured Note is guaranteed by the Guarantors in accordance with the terms set forth in Article 8 of the Financing Agreement.

All payments in respect of this Unsecured Note are to be made in lawful money of the United States of America at the Lender’s office in New York, New York or at such other place as the Holder of Unsecured Notes shall inform the Borrower from time to time.

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This Unsecured Note may be assigned by the Lender, subject to the terms of Section 10.8 of the Financing Agreement. This Unsecured Note is a registered Unsecured Note and, as provided in the Financing Agreement, upon surrender of this Unsecured Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder’s attorney duly authorized in writing, a replacement Unsecured Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Borrower may treat the person in whose name this Unsecured Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Borrower will not be affected by any notice to the contrary.

This Unsecured Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Unsecured Note and all disputes arising hereunder shall be governed by, the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The parties hereto (a) agree that any legal action or proceeding with respect to this Unsecured Note shall be brought in any state or federal and state court located within New York, New York, (b) irrevocably waive any objections which either may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Unsecured Note brought in the aforementioned courts, and (c) further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

THE LENDER AND THE BORROWER IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS UNSECURED NOTE.

[Intentionally left blank; Signature page follows.]

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IN WITNESS WHEREOF, Borrower has caused this Unsecured Note to be duly executed as of the date set out above.

BORROWER

Midwest Energy Emissions Corp.

By:	/s/ Richard Gross
Name:	Richard Gross
Its:	Chief Financial Officer

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